                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                _______________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                         , 1996 (OCTOBER 21, 1996)
               --------------------------



                          TARA BANKSHARES CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


   GEORGIA                          33-14610                     58-1736696
-----------------              ----------------              ------------------
(State or other                (Commission File               (I.R.S. Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


6375 HIGHWAY 85, RIVERDALE, GEORGIA                                     30274
--------------------------------------------------------------------------------
(Address of principal executive offices                               (Zip Code)



Registrant's telephone number, including area code:  (770) 996-8272
                                                     --------------------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

     On October 21, 1996, Tara Bankshares Corporation ("Registrant") announced that it had signed a letter of intent to merge with Newnan Holdings, Inc. ("Newnan"). The proposed acquisition is subject to execution of a definitive agreement and appropriate corporate shareholder and regulatory approvals. Registrant's subsidiary, Tara State Bank, will continue to operate as a separate state-chartered commercial bank.

     Newnan is the parent company for Newnan Savings Bank, FSB, and Citizens Bank & Trust of Fayette County. Newnan has assets of $260 million and operates nine offices in Coweta, Fayette, Henry and Troup Counties, Georgia.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits
          --------

             99 News release dated October 21, 1996 regarding Registrant signing letter of intent with Newnan Holdings, Inc.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             TARA BANKSHARES CORPORATION



                             By: /s/ Charles M. Barnes
                                 -------------------------------------
                                 Charles M. Barnes
                                 President and Chief Executive Officer


                             Date: November 4th, 1996
                                  -------------------------------------

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